SEQUOIA FUND, INC.

Supplement dated March 31, 2018

to the Prospectus dated May 1, 2017

Ruane, Cunniff & Goldfarb Inc. (the “Former Adviser”) transferred its advisory operations to a wholly-owned subsidiary of the Former Adviser, Ruane, Cunniff & Goldfarb L.P. (the “New Adviser”), on March 31, 2018 as part of an internal modernization of the firm’s corporate structure (the “Transfer”). The New Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. In connection with the Transfer, the Former Adviser transferred the investment advisory contract for Sequoia Fund, Inc. to the New Adviser, such that the New Adviser became the investment adviser to the Fund. The Transfer did not result in a change of actual control or management of the Fund’s investment adviser or any changes to the terms of the Fund’s investment advisory contract.

The following changes are made to the Prospectus, effective March 31, 2018:

The first sentence in the footnote in the section “Sequoia Fund, Inc. – Fees and Expenses of the Fund – Annual Fund Operating Expenses” is deleted and replaced with the following:

Does not reflect Ruane, Cunniff & Goldfarb L.P.’s (the “Adviser”) contractual reimbursement of a portion of the Fund’s operating expenses.

The sentence in the section “Sequoia Fund, Inc. – Investment Adviser” is deleted and replaced with the following:

The Fund’s investment adviser is Ruane, Cunniff & Goldfarb L.P.

The section “Sequoia Fund, Inc. – Portfolio Manager and Investment Committee” is deleted and replaced with the following:

Portfolio Managers

The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title	Length of Service with the Fund
David M. Poppe	President and Chief Executive Officer of the Fund; Managing Director of the Adviser	Since March 2006
John B. Harris	Managing Director of the Adviser	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser	Since May 2016
Trevor Magyar	Analyst of the Adviser	Since May 2016
D. Chase Sheridan	Analyst of the Adviser	Since May 2016

The first paragraph in the section “Management of the Fund – Investment Adviser” is deleted and replaced with the following:

The Fund’s investment adviser is Ruane, Cunniff & Goldfarb L.P. (the “Adviser”), 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). Ruane, Cunniff & Goldfarb LLC, an affiliate of the Adviser, is a registered broker-dealer and a member of the Exchange.

The section “Management of the Fund – Portfolio Manager and Investment Committee” is deleted and replaced with the following:

Portfolio Managers and Investment Committee

David M. Poppe, John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person’s principal occupation during the past five years:

Name	Principal Occupation During the Past Five (5) Years
David M. Poppe*	President and Chief Executive Officer of the Fund; Managing Director of the Adviser. He has been associated with Ruane, Cunniff & Goldfarb Inc., the Adviser’s parent (“RCG Inc.”), in a substantially similar capacity to his current position since prior to 2012, including service as a Management Committee member of RCG Inc. since 2016.
John B. Harris	Managing Director of the Adviser and analyst of the Adviser since February 2018. Prior thereto, he was a Management Committee member of RCG Inc. since 2016 and an analyst of RCG Inc. since prior to 2012.
Arman Gokgol-Kline	Analyst of the Adviser. He has been associated with RCG Inc. in a substantially similar capacity to his current position since prior to 2012.
Trevor Magyar	Analyst of the Adviser. He has been associated with RCG Inc. in a substantially similar capacity to his current position since prior to 2012.
D. Chase Sheridan	Analyst of the Adviser. He has been associated with RCG Inc. in a substantially similar capacity to his current position since prior to 2012.

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*Chair of the Committee. Mr. Poppe may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Poppe has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons’ ownership of the Fund’s securities.

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FOR FUTURE REFERENCE.